Exhibit 99.1

Contact: Angela Gamba, aQuantive public relations, ph. (206) 816-8245, angela.gamba@aquantive.com or Michael Adams, SBI.Razorfish marketing, ph. (801) 733-3250, madams@sbigroup.com

Conference Call and Webcast at 7am PDT/10am EDT

aQuantive to Acquire Largest Independent Interactive Agency SBI.Razorfish

Avenue A/Razorfish combines the strengths of largest independent buyer of Internet media and largest independent Web site marketing services agency to provide clients with a full-service offering to help acquire, retain and extend relationships with customers

SEATTLE – June 28, 2004 – aQuantive, Inc. (NASDAQ: AQNT) today announced it has signed a definitive agreement to acquire the largest independent interactive agency SBI.Razorfish. Coupled with aQuantive’s interactive agencies Avenue A and i-FRONTIER, the acquisition of Razorfish combines the largest independent buyer of Internet media with the largest independent Web site marketing services agency to provide clients with a full-service offering to help acquire, retain and extend relationships with customers.

aQuantive will purchase Razorfish for $160 million, comprised of $85 million in cash, and $75 million in convertible notes. The cash component of the purchase price will be reduced by any debt of the seller that aQuantive will assume. The transaction is expected to close in late July.

Razorfish is privately held and has more than 500 employees, with offices located in major market cities across the U.S., including offices in New York, Chicago and San Francisco. It had net revenues of $93 million in 2003, excluding billings to clients for reimbursable costs, and was profitable.

“The combined offerings of Avenue A and Razorfish will bring unparalleled online advertising and Web site marketing services together, creating not only one of the largest interactive agencies, but one that provides the most comprehensive and strategic digital service offering in the market today,” said Brian McAndrews, president and CEO of aQuantive, Inc. “This deal represents a giant step forward for the digital marketing services segment of the aQuantive business and provides exciting opportunities to accelerate client acquisition and retention.”

“This combination will greatly expand the value we bring to our clients, it will offer new opportunities for our talented people to grow their careers, and it will create the largest independent interactive firm with the ability to define and expand the online space for years to come,” said Ned Stringham, president and CEO of SBI Group.

Razorfish provides 25 of the Fortune 100 companies, including Ford Motor Company, Kraft and Microsoft, with integrated, interactive marketing and technology solutions including customer web sites, portals and Intranets, e-commerce, web site analytics, and branding and packaging, which are complementary and significant additions to the media planning and buying, data and analytics services Avenue A provides clients. These capabilities include a process anchored in strategy, user-centric design, dynamic technology platforms, channel integration and optimization. The combined offering of Avenue A and Razorfish is expected to drive new innovation and success on behalf of the agencies’ client rosters that include more than 50 significant client relationships.

The acquisition of Razorfish will result in a new brand identity for aQuantive’s core agency business. Avenue A/Razorfish will be the new brand for the company’s interactive agency offering, with the exception of Philadelphia-based i-FRONTIER. i-FRONTIER, a full-service interactive agency, will retain its brand identity.

As part of the acquisition, three regional presidents will be named for Avenue A/Razorfish. Bob Lord, formerly Razorfish’s executive vice president, will be named president of Avenue A/Razorfish East and will be responsible for the Atlanta, Boston, Fort Lauderdale and New York offices. Clark Kokich, formerly president of Avenue A Seattle/Chicago, will be named president of Avenue A/Razorfish West and will oversee the Seattle, San Francisco, Los Angeles and Portland offices. David Friedman, formerly Razorfish’s executive vice president, will be named president of Avenue A/Razorfish Central and will oversee the Chicago and Austin offices. Other executive leadership for Avenue A/Razorfish will be Jim Warner, executive vice president of Avenue A/Razorfish East, Karen Hamilton, executive vice president of Avenue A/Razorfish West, and Darin Brown, executive vice president of strategy and marketing. Also, Ned Stringham, SBI Group’s CEO and president, will join the aQuantive board of directors upon closing of the transaction.

The transaction is expected to close in late July, subject to customary conditions including anti-trust clearance. It will therefore have no impact on aQuantive’s Q2 financial results. The company will provide updated guidance for 2004 – including the impact of this acquisition – in its second quarter earnings report scheduled for August 4.

aQuantive announced that Razorfish is expected to increase its net revenue by about 10 percent in 2004, excluding billing to clients for reimbursable cost. For the period August through December, aQuantive expects Razorfish to contribute approximately $41-$43 million in revenue and $3-$4 million in EBITDA¹ to its consolidated financial result, including the impact of one-time integration and transition costs.

aQuantive expects this acquisition to be immediately accretive in EBITDA/share. Due to non-cash charges related to the amortization of intangible assets acquired in the transaction, it is not expected to be immediately accretive in GAAP earnings per share.

aQuantive will host a conference call/webcast to discuss today’s announced acquisition of Razorfish at 7 am PDT/10 am EDT. The conference call will be webcast from the Investor Relations section of the aQuantive website at http://www.aquantive.com/investor. Interested parties should log on to the webcast approximately 15 minutes prior to download any necessary software. The webcast is not interactive.

Thomas Weisel Partners acted as a financial advisor to aQuantive in connection with the transaction and provided a fairness opinion to aQuantive’s Board of Directors. William Blair and Company acted as a financial advisor to Razorfish in connection with the transaction.

¹	EBITDA, or earnings before interest, income taxes, depreciation and amortization, is a non-GAAP financial measure. The company believes that EBITDA is a useful measure of its ability to generate cash flow from operating its businesses, and can be used to supplement GAAP financial measures in evaluating company performance.

About aQuantive, Inc.

aQuantive, Inc. (NASDAQ: AQNT), a digital marketing services and technology company, was founded in 1997 to help marketers acquire, retain and grow customers across all digital media. Through its operating units, full-service interactive agencies Avenue A (www.avenuea.com) and i-FRONTIER (www.i-frontier.com), Atlas DMT (www.atlasdmt.com), a provider of advertising technology solutions, and DRIVEpm (www.drivepm.com), a performance media company, aQuantive is positioned to bring value to any interaction in the digital marketplace. aQuantive (www.aquantive.com) is headquartered in Seattle. Atlas DMT is a member of the NAI and adheres to the NAI privacy principles that have been applauded by the FTC. These principles are designed to help ensure Internet user privacy. For more information about online data collection associated with ad serving, including online preference marketing and an opportunity to opt out of the Atlas DMT cookie, go to: www.networkadvertising.org.

About SBI.Razorfish

SBI.Razorfish, the world’s largest independent interactive agency, delivers integrated, interactive marketing solutions that maximize the value of the Internet as a true online channel. The Razorfish approach combines world-class agency creativity with deep Internet technology expertise to build systems and develop campaigns & programs that help our clients add customers, increase revenues, and allow employees and business partners to make better decisions. Think of SBI.Razorfish as an interactive consulting firm that lives at the intersection of marketing and technology.

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Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “predicts,” and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. Forward-looking statements also include any other passages that relate to expected future events or trends that can only be evaluated by events or trends that will occur in the future. The forward-looking statements in this release include, without limitation, statements regarding Razorfish’s expected revenue during the remainder of 2004 and its expected EBITDA contributions. The forward-looking statements are based on the opinions and estimates of management at the time the statements were made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Risks that could cause actual results to differ materially from those anticipated in the forward-looking statement include, without limitation, the risk that the costs of integration following the transaction may be greater than expected and the risks of losing clients or failing to acquire new clients. Other information about factors that could cause actual results to differ materially from those predicted in aQuantive’s forward-looking statements is set out in its annual report on Form 10-K for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as to the date of this release. Except as required by law, aQuantive, Inc. undertakes no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.